January 9, 2026

EXCHANGE PLACE ADVISORS TRUST

(the “Trust”)

Supplement to the Prospectuses and Statements of Additional Information (“SAIs”),
as in effect and as may be amended from time to time, for:

Fund	Date of Prospectus and SAI
North Square Small Cap Value Fund	September 28, 2025
North Square Altrinsic International Equity Fund	September 28, 2025
North Square McKee Bond Fund	September 28, 2025
North Square Select Small Cap Fund	September 28, 2025
North Square Strategic Income Fund	September 28, 2025
North Square Kennedy MicroCap Fund	September 28, 2025
North Square Core Plus Bond Fund	September 28, 2025
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	September 28, 2025
North Square Dynamic Small Cap Fund	September 28, 2025
North Square Preferred and Income Securities Fund	September 28, 2025
North Square Spectrum Alpha Fund	September 28, 2025
North Square Tactical Defensive Fund	September 28, 2025
North Square Tactical Growth Fund	September 28, 2025

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

As previously announced on July 22, 2025, on January 8, 2026, Azimut Group, an independent global asset manager based in Milan, Italy, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), each Fund’s investment adviser (the “Transaction”). The Transaction is not expected to result in any material changes in the day-to-day management of the Funds or the Adviser or to the Funds’ respective investment objectives and principal investment strategies. In connection with the Transaction, the Adviser’s parent company, NSI Holdco, LLC, is being renamed Azimut NSI, LLC.

The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of each Fund’s then current investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser (each, a “current advisory agreement”) and resulted in the automatic termination of such agreement with respect to each of the Funds, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of each of the then current sub-advisory agreements (each, a “current sub-advisory agreement”) between the Adviser and the sub-advisers to the Funds. As a result of the Transaction, sub-adviser Kennedy Capital Management LLC (“Kennedy Capital”), which is majority-owned by Azimut U.S. Holdings Inc., became an affiliate of the Adviser and of CSM, and the Adviser, CSM and Kennedy Capital are under the common control of Azimut NSI, LLC.

At a meeting held on October 7, 2025, the Trust’s Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser with substantially identical terms to the current advisory agreement with respect to each of the Funds and a new sub-advisory agreement between the Adviser, on behalf of each Fund, and the respective sub-adviser, with substantially identical terms to the current sub-advisory agreement with respect to each of the Funds. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management, if necessary, until shareholders of each of the Funds approve the new advisory agreement with respect to that Fund at a special shareholder meeting of the Funds. The terms of the interim investment advisory and sub-advisory agreements are substantially identical to those of the corresponding current investment advisory agreements except for their date, duration and, in the case of the interim advisory agreement, escrow provisions required by applicable law and with respect to the interim sub-advisory agreements that the sub-advisers will not be paid by the Adviser until the Adviser receives its payment under the corresponding interim investment advisory agreement.

At a joint special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) held on December 19, 2025, shareholders of the North Square Altrinsic International Equity Fund, North Square Core Plus Bond Fund, North

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Square Kennedy MicroCap Fund, North Square McKee Bond Fund, North Square Select Small Cap Fund, North Square Small Cap Value Fund, and North Square RCIM Tax-Advantaged Preferred and Income Securities ETF approved the respective new advisory agreement for these Funds. The Special Shareholder Meeting was adjourned until January 7, 2026, whereby shareholders of the North Square Strategic Income Fund approved the new advisory agreement for that Fund. The new sub-advisory agreements with the applicable sub-advisers were entered into with respect to these Funds. Shareholder approval was not required for the new sub-advisory agreements pursuant to the Funds’ “manager-of-managers” exemptive relief from the Securities and Exchange Commission (the “SEC”). The new advisory agreements and sub-advisory agreements will not result in any material changes to the Funds’ respective investment objectives and principal investment strategies or to their portfolio management.

With respect to the North Square Dynamic Small Cap Fund, North Square Preferred and Income Securities Fund, North Square Spectrum Alpha Fund, North Square Tactical Defensive Fund, and North Square Tactical Growth Fund, shareholders have not yet approved the relevant new advisory agreement for the Funds, and the interim investment advisory and sub-advisory agreements are in effect until shareholders of these Funds approve the relevant new advisory agreement or 150 days from the date of the closing of the Transaction, whichever is sooner. The Special Shareholder Meeting has been further adjourned until January 23, 2026. There is no assurance that the shareholders of each remaining Funds will approve the new investment advisory agreement. More detailed information regarding the Transaction and the proposal(s) to be voted upon at the Special Shareholder Meeting has been provided in the joint proxy statement filed with the SEC on November 3, 2025.

This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Please retain this Supplement for future reference.

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